Ticker Symbol	Cusip
SYCUX	87124E107

MANAGEMENT

Investment Team
Sycuan Capital Management
A.Q. Johnson & Co.

3007 Dehesa Road
El Cajon, CA 92019
Phone: 619-444-4048
Fax: 619-444-4775
www.sycuanfunds.com

FOR MORE INFORMATION

Call Toll Free:
1-888-899-8344

Email:
info@sycuanfunds.com

Contact VaRene Martin at
619-322-9285
varene@sycuanfunds.com

**Sycuan Capital Management is a member of EAGLE OPPORTUNITY.
An Alliance of American Indian Financial Professionals
Serving Native People.**

DISCLOSURES

Investors should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and is available upon request by calling 1-888-899-8344. Please obtain and carefully read the prospectus before investing.

Sycuan Value Fund

SYCUAN BAND OF THE KUMEYAAY NATION

A small flower flourishes in the Dehesa Valley of San Diego County. In the language of the Kumeyaay, that flower is "Sycuan". In the same valley, a people have endured, adapted and thrived. They call their land Sycuan…

Throughout history, the Sycuan Band has been guided by tribal values and thoughtful preparation for the future. Based on long-held traditions, Sycuan has taken numerous steps to ensure future growth and economic stability for both their people and the communities in which they live and work.

Sycuan understands the importance of diversification and the need to preserve today's harvest for tomorrow. As part of that diversification plan, Sycuan Tribal Development Corporation was founded in 2001.

In 2003, as a part of the tribe's economic development strategy, Sycuan Band of the Kumeyaay Nation created Sycuan Capital Management, Inc. Sycuan Capital Management is a Native American owned investment adviser and is dedicated to professional money management and the self-reliance of the Native American people.

Sycuan became one of the first tribal nations to enter the financial services industry and is the first-ever 100% tribal-owned investment advisor registered with the Securities and Exchange Commission.

The Sycuan US Value fund was launched in October of 2003…a mutual fund.



Mutual funds are investment vehicles that provide investors:

1) diversification and
2) professional management

With mutual funds, you get instant diversification by investing in just one thing – the fund. When you buy shares of a mutual fund, you are in effect indirectly buying small parts of dozens of companies. This helps to lessen your risk.

The second advantage to owning a mutual fund is professional management. A mutual fund is managed by one individual or a team of people. It is their job to manage the fund in accordance with its investment objectives.

Sycuan Value Fund is designed to perform as a long-term investment vehicle ideally a minimum of 3 years. However, if you find the need to redeem your shares of the fund after a short amount of time, mutual funds are more liquid than many other investment products.

In 2008, the Fund was renamed Sycuan Value Fund. The Fund is designed to provide an investment vehicle that provides investors diversification and professional management.

Cody Martinez, the Tribal Council Treasurer, is also the President of Sycuan Capital Management, the adviser to the Sycuan Value Fund.

Sycuan Capital Management, Inc. has selected A.Q. Johnson & Co., Inc. to act as sub-adviser and make the day-to-day investment decisions for the Fund. A.Q. Johnson & Co., Inc. uses a philosophy known as value investing to uncover companies whose shares are trading at a discount to their intrinsic value. These issues are typically sold when a company's intrinsic value becomes fully reflected in its stock price.

The Fund normally invests at least 80% of its assets in common stocks (at the time of purchase) of US companies that the Fund's sub-adviser believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities.

PHILOSOPHY

The investment philosophy of the Sycuan Value Fund seeks capital appreciation by purchasing common stock in businesses at prices we believe are less than their intrinsic values. We seek to own businesses that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.



The Sycuan Value Fund Features:

- Native American Owned Investment Adviser
- Opportunities in the Equity Market
- Value Investment Strategy
- Diversification across a wide range of industries
- Low correlation to benchmark portfolios and other active managers